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                                                                   EXHIBIT 10.71

                         CONSENT AND AMENDMENT NO. 2 TO
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

         THIS CONSENT AND AMENDMENT NO. 2 TO SUBORDINATION AND INTERCREDITOR AGREEMENT (the "Amendment") is dated as of February 13, 2004, but is effective as of December 31, 2003, and is entered into among Audax Mezzanine Fund, L.P., Audax Trust Co-Invest, L.P., Audax Co-Invest, L.P., The Royal Bank of Scotland plc, New York Branch, Upper Columbia Capital Company, LLC, State Street Bank and Trust Company, as Trustee for the DuPont Pension Trust and Wilton Private Equity Fund, LLC (collectively, "Subordinated Creditors"), American Coin Merchandising, Inc. ("Company"), ACMI Holdings, Inc. ("Holdings") and Madison Capital Funding LLC, as Agent (the "Agent") for the Senior Lenders.

                                R E C I T A L S:

         A. The Company, the Agent and certain Senior Lenders were parties to a Credit Agreement dated as of February 11, 2002 (the "Original Senior Credit Agreement"). In connection therewith, the Subordinated Creditors, the Company, Holdings and the Agent executed and delivered a certain Subordination and Intercreditor Agreement dated as of February 11, 2002 (the "Subordination Agreement").

         B. The Company, the Agent and Senior Lenders are parties to an Amended and Restated Credit Agreement dated as of April 15, 2003 (the "Amended Senior Credit Agreement"), which amended and restated the Original Senior Credit Agreement in its entirety.

         C. On the date hereof, the Company, the Agent and Senior Lenders are entering into an Amendment No. 1 to Amended and Restated Credit Agreement of even date herewith (the "Senior Credit Agreement Amendment"), which will amend certain provisions of the Amended Senior Credit Agreement. In connection therewith, the parties hereto have agreed to amend the Subordination Agreement in the manner provided hereinbelow. Unless defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Amended Senior Credit Agreement.

         1. Consent of Agent. Agent hereby acknowledges its consent to the amendments to the Audax A Tranche Subordinated Debt each in the form of Exhibit A attached hereto.

         2. Consent of Subordinated Creditors. Subordinated Creditors hereby acknowledge their consent to the Senior Credit Agreement Amendment in the form of Exhibit B attached hereto.

         3. Amendment. Effective upon the effectiveness of the Senior Credit Agreement Amendment, the Subordination Agreement is hereby amended as follows:

         (a) The definition of the term "Senior Debt" is hereby amended by deleting therefrom the amount "$8,200,000" and inserting in its place the amount of "$8,719,250".

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         4. References. Any references to the Subordination Agreement in any document, agreement or instrument executed in connection with the Original Senior Credit Agreement, Amended Senior Credit Agreement or the Subordinated Purchase Agreement shall be deemed to be a reference to the Subordination Agreement, as amended by this Amendment.

         5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         6. Effect. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Subordination Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Subordination Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Subordination Agreement are ratified and confirmed and shall continue in full force and effect.

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                                      -2-
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.


                                      SUBORDINATED CREDITORS:

                                      AUDAX MEZZANINE FUND, L.P.,
                                       a Delaware limited partnership

                                        By:  Audax Mezzanine Business, L.P.
                                        Its: General Partner

                                         By:  Audax Mezzanine Business, L.L.C.
                                         Its: General Partner

                                         By:
                                            ------------------------------------
                                            Kevin P. Magid
                                         Its: Authorized Member


                                      AUDAX CO-INVEST, L.P.

                                       By:    101 Huntington Holdings, LLC
                                       Title: General Partner

                                       By:
                                          --------------------------------------
                                       Name: Kevin P. Magid
                                       Its:  Authorized Member


                                      AUDAX TRUST CO-INVEST, L.P.

                                       By:    101 Huntington Holdings, LLC
                                       Title: General Partner

                                       By:
                                          --------------------------------------
                                       Name: Kevin P. Magid
                                       Its:  Authorized Member


                                      THE ROYAL BANK OF SCOTLAND PLC,
                                      NEW YORK BRANCH

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------



Signature Page - Consent and Amendment No. 2 to Subordination and Intercreditor Agreement
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                                      UPPER COLOMBIA CAPITAL
                                       COMPANY, LLC

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------


                                      STATE STREET BANK AND TRUST
                                       COMPANY, as Trustee for the DuPont
                                       Pension Trust


                                      By:
                                         ---------------------------------------
                                      Name: Thomas C. Poppey
                                      Its:  Vice President


                                      WILTON PRIVATE EQUITY FUND, LLC

                                      By:  Wilton Asset Management, L.L.C.
                                      Its: Manager


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                      COMPANY:

                                      AMERICAN COIN MERCHANDISING, INC.,
                                       a Delaware corporation


                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------



Signature Page - Consent and Amendment No. 2 to Subordination and Intercreditor Agreement (continued)
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                                      HOLDINGS:

                                      ACMI HOLDINGS, INC.,
                                       formerly known as CRANE MERGERCO
                                       HOLDINGS, INC., a Delaware corporation


                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------


                                      AGENT:

                                      MADISON CAPITAL FUNDING LLC,
                                       a Delaware limited liability company, as Agent

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------



Signature Page - Consent and Amendment No. 2 to Subordination and Intercreditor Agreement (continued)